BOOKSo A o MILLION(R)                                               News Release

402 Industrial Lane
Birmingham, AL  35211
205-942-3737

Contact:      Richard S. Wallington
              Chief Financial Officer
              (205) 942-3737



                         BOOKS-A-MILLION, INC. ANNOUNCES
                       LATE FILING OF SECOND QUARTER 10-Q


     BIRMINGHAM, Ala. (September 19, 2005) -- Books-A-Million, Inc. (Nasdaq/NM:BAMM) today announced that it will not file its Form 10-Q for the quarter ended July 30, 2005 by the required filing date. The filing is being delayed as a result of management's ongoing evaluation of the Company's internal control over financial reporting for the second quarter. During the course of its evaluation, management identified material weaknesses as defined by Audit Standard No. 2 adopted by the Public Company Accounting Oversight Board. Management is working expeditiously to finalize its evaluation of internal control over financial reporting in order to file the Form 10-Q for the second quarter.

     On September 9, 2005, the Company lowered earnings guidance previously issued for the third quarter and fiscal 2006 full year to reflect the expected impact of reduced sales resulting from Hurricane Katrina that affected the southeastern United States. The Company reaffirms the revised guidance issued on September 9, 2005.

     Books-A-Million is one of the nation's leading book retailers and sells on the Internet at www.booksamillion.com. The Company presently operates 207 stores in 19 states and the District of Columbia. The Company operates four distinct store formats, including large superstores operating under the names Books-A-Million and Books & Co., traditional bookstores operating under the names Books-A-Million and Bookland, and Joe Muggs Newsstands. The Company's wholesale operations include American Wholesale Book Company and Book$mart, both based in Florence, Alabama.

     Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

     This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. A number of factors could cause actual results, performance, achievements of the Company, or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors include, but are not limited to, the competitive environment in the book retail industry in general and in the Company's specific market area; inflation; economic conditions in general and in the Company's specific market areas; the number of store openings and closings; the profitability of certain product lines, capital expenditures and future liquidity; liability and other claims asserted against the Company; uncertainties related to the Internet and the Company's Internet initiative. In addition, such forward-looking statements are necessarily dependent upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other factors. Accordingly, any forward-looking statements included herein do not purport to be predictions of future events or circumstances and may not be realized. Given these uncertainties, shareholders and prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligations to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments. The delay in filing the Form 10-Q for the second quarter may have an adverse effect on the market price of our common stock. In addition, while the Company currently believes that its previously issued financial statements fairly present its financial position, results of operations and cash flows as of and for the periods ended as set forth in such financial statements, the material weaknesses found, as well as any additional control deficiencies or other issues that may be found, during the course of the Company's ongoing evaluation of its internal control over financial reporting could result in adjustments to, or a restatement of, some or all of such financial statements. In such event, it is possible that the Company could be in default under one or more of the financial covenants contained in its credit facilities.